FORM OF SECTION 906 CERTIFICATION

                                                              EX-99.906CERT MAIL

Lawrence R. Halverson, President, and Mary E. Hoffmann, Treasurer, of MEMBERS Mutual Funds (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRESIDENT                                 TREASURER

/s/Lawrence R. Halverson                  /s/Mary E. Hoffmann
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Lawrence R. Halverson                     Mary E. Hoffmann

Date: December 21, 2004                   Date: December 21, 2004
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